UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2024

KINTARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd, Suite 150 San Diego, CA		92121
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (858) 350-4364

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 8, 2024, Kintara Therapeutics, Inc. (“Kintara”) and TuHURA Biosciences, Inc. (“TuHURA”) issued a press release announcing that TuHURA has entered into an Exclusivity and Right of First Offer Agreement (the “Agreement”) with Kineta, Inc. (Nasdaq: KA) (“Kineta”) for the potential acquisition of Kineta’s KVA12123 anti-VISTA antibody and related rights and assets associated with and derived from the asset.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”), and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

On July 8, 2024, Kintara and TuHURA announced that TuHURA entered into the Agreement with Kineta for the potential acquisition of Kineta’s KVA12123 anti-VISTA antibody and related rights and assets associated with and derived from the asset. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

KVA12123 is a rationally targeted, anti-VISTA antibody checkpoint inhibitor designed to reverse VISTA immune suppression and remodel the tumor microenvironment (TME) to overcome acquired resistance to immunotherapies. To date, KVA12123 has demonstrated a favorable clinical safety and tolerability profile observed with no dose limiting toxicities and no evidence of cytokine release syndrome (CRS) associated toxicities at the doses examined.

Pursuant to the Agreement, among other things, Kineta has granted TuHURA an exclusive right to acquire Kineta’s worldwide patents, patent rights, patent applications, product and development program assets, technical and business information, and other rights and assets associated with and derived from its development program related to KVA12123, Kinteta’s VISTA blocking immunotherapy, during the period commencing as of July 3, 2024 (the “Effective Date”) and continuing through the first to occur of (a) the execution of any Definitive Agreement with respect to a Potential Transaction by TuHURA or one or more of its affiliates and (b) 11:59 PM Eastern Time on October 1, 2024, subject to extension as noted in the following sentence (the “Exclusivity Period”). In the event that the Parties are engaged in good faith discussions regarding a Potential Transaction on the date on which the Exclusivity Period (or any renewal thereof) is scheduled to expire and TuHURA has not yet closed the transactions contemplated by that previously announced agreement and plan of merger (the “Merger Agreement”) by and among TuHURA, Kintara and Kayak Mergeco, Inc., a wholly-owned subsidiary of Kintara, then on such date, the Exclusivity Period shall automatically renew for an additional ten (10) day period (a “Renewal Period”) (up to a total of two (2) renewal periods for an aggregate of twenty (20) days).

Under the terms of the Agreement, TuHURA will pay Kineta $5.0 million, with $2.5 million paid at signing and, subject to certain provisions, an additional $2.5 million to be paid by July 15, 2024. No later than two (2) business days after a Renewal Period has started (to be confirmed in writing by both Parties), TuHURA shall pay an additional $150,000 as an additional Exclusivity Payment, in an amount not to exceed $300,000 for the two (2) available Renewal Periods. The Exclusivity Payment will be credited against the initial cash consideration that may be payable to Kineta pursuant to any Definitive Agreement (if any) between Kineta and TuHURA and/or its affiliates with respect to a Potential Transaction.

In conjunction with the Agreement, TuHURA sold $5.0 million of shares of its common stock in a private offering (the “July Private Placement”) to an existing TuHURA shareholder (the “Investor”). In connection with the July Private Placement, the Investor is entitled to a 1.5% royalty on certain sales of the product made by TuHURA as set forth in the Agreement. The exclusivity period under the Agreement lasts for 90 days (until October 1, 2024), subject to extension for an additional 20 days. The concurrent $5.0 million investment from the existing TuHURA shareholder in the July Private Placement preserves TuHURA’s strong balance sheet for advancing its IFx-2.0 Phase 3 accelerated approval trial and novel bi-functional ADCs.

KVA12123 is a VISTA blocking immunotherapy in development as a twice weekly monoclonal antibody infusion drug completing two clinical trials both as a monotherapy and in combination with Merck’s anti-PD1 therapy, KEYTRUDA® (pembrolizumab), in patients with advanced treatment refractory, solid tumors. Competitive therapies targeting VISTA have demonstrated either poor monotherapy anti-tumor activity in preclinical models or induction of CRS in human clinical trials. Through the combination of unique epitope binding and an optimized IgG1 Fc region, KVA12123 demonstrates strong monotherapy tumor growth inhibition in preclinical models without evidence of CRS in clinical trial participants. KVA12123 has been shown to de-risk the VISTA target and provides a novel approach to address immune suppression in the TME with a mechanism of action that is differentiated and complementary with T cell focused therapies. KVA12123 may be an effective immunotherapy for many types of cancer and represents the introduction of a new class of checkpoint inhibitors.

VISTA (V-domain Ig suppressor of T-cell activation) is a negative immune checkpoint that suppresses T cell function in a variety of solid tumors. High VISTA expression in tumor correlates with poor survival in cancer patients and has been associated with a lack of response to other immune checkpoint inhibitors. Blocking VISTA induces an efficient polyfunctional immune response to address immunosuppression and drives anti-tumor responses.

As previously announced, TuHURA entered into a definitive agreement (the “Merger Agreement”) for an all-stock transaction with Kintara to form a company combining expertise and resources to advance a risk diversified late-stage oncology pipeline. The combined company will focus on advancing TuHURA’s personalized cancer vaccine(s) and first-in-class bi-functional ADCs, two technologies that seek to overcome the major obstacles that limit the effectiveness of current immunotherapies in treating cancer. The combined company is expected to operate under the name “TuHURA Biosciences, Inc.” and to trade on The Nasdaq Capital Market under the ticker “HURA”. The transaction is subject to customary closing conditions, including stockholder approval of both companies, and is expected to close in the third quarter of 2024.

Additional Information about the Proposed Merger and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to the proposed merger (the “Merger”) of Kintara and TuHURA. In connection with the proposed Merger, Kintara has filed a Registration Statement on Form S-4, which includes a preliminary proxy statement and a preliminary prospectus of Kintara (the “proxy statement/prospectus”). This registration statement has not yet been declared effective and Kintara has filed or may file other documents regarding the proposed Merger with the SEC. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to Kintara’s stockholders once available. Investors and security holders will be able to obtain these documents (when available) free of charge from the SEC’s website at www.sec.gov. In addition, investors and stockholders should note that Kintara communicates with investors and the public using its website (www.kintara.com), the investor relations website (https://www.kintara.com/investors) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Kintara with the SEC, and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

Participants in the Solicitation

Kintara, TuHURA and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies from Kintara and TuHURA stockholders in respect of the proposed Merger. Information about

Kintara’s directors and executive officers is available in Kintara’s proxy statement, which was filed with the SEC on May 17, 2024 for the 2024 Annual Meeting of Stockholders, Kintara’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, which was filed with the SEC on September 18, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and Kintara as indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, consent, authorization, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 contain forward-looking statements based upon Kintara’s and TuHURA’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. These statements are only predictions. Kintara and TuHURA have based these forward-looking statements largely on their then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of Kintara’s and TuHURA’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) the risk that the conditions to the closing or consummation of the proposed Merger are not satisfied, including the failure to obtain stockholder approval for the proposed Merger; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Kintara and TuHURA to consummate the transactions contemplated by the proposed Merger; (iii) risks related to Kintara’s and TuHURA’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed Merger, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed Merger by either Kintara or TuHURA; (v) the effect of the announcement or pendency of the proposed Merger on Kintara’s or TuHURA’s business relationships, operating results and business generally; (vi) costs related to the proposed Merger; (vii) the outcome of any legal proceedings that may be instituted against Kintara, TuHURA, or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; (vii) the ability of Kintara or TuHURA to protect their respective intellectual property rights; (viii) competitive responses to the proposed Merger; (ix) unexpected costs, charges or expenses resulting from the proposed Merger; (x) whether the combined business of TuHURA and Kintara will be successful; (xi) legislative, regulatory, political and economic developments; (xii) additional risks described in the “Risk Factors” section of Kintara’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, and the registration statement on Form S-4 related to the proposed Merger filed with the SEC; and (xiii) the risk that Kineta and TuHURA do not enter into a definitive agreement for a strategic transaction. Additional assumptions, risks and uncertainties are described in detail in Kintara’s registration statements, reports and other filings with the SEC, which are available on Kintara’s website, and at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither Kintara nor TuHURA can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Kintara and TuHURA undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release of Kintara Therapeutics, Inc. and TuHURA Biosciences, Inc. issued July 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINTARA THERAPEUTICS, INC.

Date: July 8, 2024	By:	/s/ Robert E. Hoffman
Name: Robert E. Hoffman
Title: Chief Executive Officer